SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  July 14, 2004
(Date of earliest event reported)

Commission File No.:  333-116509


                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7430 New Technology Way
Frederick, Maryland                                                   21703
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Address of principal executive offices                               (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


7485 New Horizon Way
Frederick, Maryland  21703
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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.   Other Events

          Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.


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ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.              Description
-----------------        -----------

      (99)               Collateral Term Sheets prepared by
                         Wells Fargo Asset Securities Corporation in connection with Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-Q


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WELLS FARGO ASSET SECURITIES
                                                     CORPORATION


July 14, 2004

                                                   By: /s/ Bradley A. Davis
                                                       -------------------------
                                                       Bradley A. Davis
                                                       Vice President


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                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                    E
                        prepared by Wells Fargo Asset
                        Securities Corporation in connection
                        with Wells Fargo Asset Securities
                        Corporation, Mortgage Pass-Through
                        Certificates, Series 2004-Q

Exhibit No. 99